UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 31, 2008 (March 31, 2008)

Date of Report (Date of earliest event reported)

AVAX TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-29222	13-3575874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2000 Hamilton Street

Suite 204

Philadelphia, PA 19130

(Address of principal executive offices)

(215) 241-9760

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01	Other Events.

On March 31, 2008, the company issued a press release reporting that Isabelle Fourthin, MD, has been appointed the Chief Medical Officer of the company for Europe, Middle East and Africa. The press release is filed as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibit is filed as part of this report:

Exhibit No.	Description

99.1	Press release dated March 31, 2008, reporting that Isabelle Fourthin, MD, has been appointed the Chief Medical Officer of the company for Europe, Middle East and Africa.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVAX TECHNOLOGIES, INC.
Date: March 31, 2008.	By:	/s/ Francois R. Martelet, M.D.
	Name: Title:	Francois R. Martelet, M.D. President and Chief Executive Officer